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Exhibit 32.1

                    CERTIFICATION BY CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report for the period ending September 13, 2003, of Roadway Corporation (the "Company") on Form 10-Q as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James
D. Staley, as Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

         (1) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the dates and periods covered by the Report.

A signed original of this written statement has been provided to Roadway Corporation and will be retained by Roadway Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

October 27, 2003                                   /s/ James D. Staley
                                                   -----------------------------
                                                   James D. Staley
                                                   Chief Executive Officer